UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 28, 2007 (August 24, 2007)
T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter )

Delaware (State or other jurisdiction of incorporation or organization)	Commission File No.: 000-19580	76-0697390 (IRS Employer Identification No.)
7135 Ardmore, Houston, Texas 77054
(Address of principal executive offices and zip code)
(713) 996-4110
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On August 24, 2007, the Board of Directors of T-3 Energy Services, Inc. (the “Company”) accepted the resignation of Michael W. Press as a director of the Company. Mr. Press’s resignation was not the result of any disagreement with the Company.
     A copy of the press release announcing Mr. Press’s resignation is being filed herewith as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by T-3 Energy Services, Inc. on August 28, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-3 Energy Services, Inc.
By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer and Vice President

Date: August 28, 2007

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by T-3 Energy Services, Inc. on August 28, 2007.

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